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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004



                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


          ILLINOIS                       0-17363                 36-3442829
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

        6431 West Oakton St. Morton Grove, IL                   60053
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       (Address of principal executive offices)              (Zip code)


       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                               LIFEWAY FOODS, INC.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS OR FINANCIAL CONDITION.

            On November 15, 2004, the Company announced its financial results for the fiscal quarter ended September 30, 2004 and certain other information. A copy of the Company's press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 hereto is being furnished, and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. The information contained in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking." The press release also cautions investors that "forward-looking" statements may be different from actual operating results. Finally, the press release states that a more thorough discussion of risks and uncertainties which may affect the Company's operating results is included in the Company's reports on file with the Securities and Exchange Commission.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On November 15, 2004, the Company's Board of Directors appointed Edward P. Smolyansky to serve as the Treasurer and Chief Financial and Accounting Officer of Lifeway effective as of November 16, 2004. Edward Smolyansky has served as the Controller of the Company since June 2002 and acted as an executive assistant to his father, Lifeway's founder, former President and Chief Executive Officer Michael Smolyansky since being receiving his baccalaureate degree in finance from Loyola University of Chicago in December 2001. Edward Smolyansky is the brother of Company President and Chief Executive Officer Julie Smolyansky and the son of Lifeway's Chairperson of the Board of Directors, Ludmila Smolyansky. There is no employment agreement between Lifeway and Edward Smolyansky. Effective upon the appointment of Edward Smolyansky, Julie Smolyansky shall no longer serve as Lifeway's Treasurer and Chief Financial and Accounting Officer.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following exhibits are filed with this report:

          Exhibit 99.1 Press release dated November 15, 2004 regarding earnings for the quarter ended September 30, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2004

                                    LIFEWAY FOODS, INC.


                                    By: /s/ Julie Smolyansky
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                                        Julie Smolyansky
                                        Chief Executive Officer, President and
                                        Director